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                             FORM 8-K
                          CURRENT REPORT


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        September 17, 1996



                        CHEMED CORPORATION
      (Exact name of registrant as specified in its charter)


       Delaware                  1-8351            31-0791746
(State of Incorporation   (Commission File No.)  (I.R.S. Employer
     or organization)                             Identification
                                                     Number)


2600 Chemed Center, 255 East 5th Street, Cincinnati, Ohio 45202
      (address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code:
                          (513) 762-6900







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                     Item 5.  Other Events
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       Chemed Corporation ("Company") announced on September
17, 1996, that it completed a merger between a subsidiary and Roto-Rooter, Inc., concluding the Company's acquisition of the outstanding stock of Roto-Rooter, Inc. not held by the Company. All of such shares not previously purchased in the Company's tender offer were converted in the merger into the right to receive a cash price of $41.00 per share.

           Item 7.  Financial Statements and Exhibits
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                             Exhibits.

        (99)  Press release dated September 17, 1996    E-1


                                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHEMED CORPORATION


   DATED:  September 17, 1996     By:  Arthur V. Tucker, Jr.
                                       Arthur V. Tucker, Jr.
                                       Vice President &
                                       Controller









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